UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 13, 2017

QUANTENNA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37927	33-1127317
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3450 W. Warren Avenue
Fremont, California 94538
(Address of principal executive offices)
(510) 743-2260
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On February 13, 2017, Quantenna Communications, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 1, 2017. In the press release, the Company also announced that it would be holding a conference call on February 13, 2017 to discuss its financial results for the fourth quarter and fiscal year 2016 ended January 1, 2017. The full text of the press release is attached hereto as Exhibit 99.1 and a copy of the supplemental financial commentary is attached hereto as Exhibit 99.2. The press release and the supplementary financial commentary are incorporated herein by reference.
This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Quantenna Communications, Inc., dated February 13, 2017
99.2	Supplemental Financial Commentary dated February 13, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTENNA COMMUNICATIONS, INC.
Date: February 13, 2017	By: /s/ Tom MacMitchell
Tom MacMitchell
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Quantenna Communications, Inc., dated February 13, 2017
99.2	Supplemental Financial Commentary dated February 13, 2017